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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in Trustmark National Bank Profit Sharing Plan's Form 11-K for the year ended December 31, 1996, into the Company's previously filed Registration Statement File No. 333-7141 on Form S-8.


/s/ ARTHUR ANDERSEN LLP

Jackson, Mississippi,
  June 23, 1997.